UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CAMBRIA ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAMBRIA ETF TRUST

2321 Rosecrans Avenue

Suite 3225

El Segundo, California 90245

May [], 2018

Dear Shareholder:

On January 24, 2018, Eric Richardson, the President of Cambria ETF Trust (the “Trust”) and an Interested Trustee of the Board of Trustees of the Trust (the “Board”) since the Trust’s organization in 2011, passed away. He was also the chief executive officer and a co-founder and controlling owner of Cambria Investment Management, L.P. (the “Adviser”), the investment adviser to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). He had also served as a portfolio manager to each Fund since its inception. His death resulted in the transfer of his ownership interests in the Adviser. This change in control of the Adviser, in turn, triggered the assignment and automatic termination of each existing investment advisory agreement between the Adviser and the Trust.

As a result, I am writing to inform you of an upcoming Special Meeting of Fund Shareholders (the “Meeting”). The Meeting is scheduled to be held at [10:00 a.m.] Pacific Time on June [ ], 2018, at the Trust’s offices located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245. Please vote for each of the items listed on the ballot for this Meeting. At the Meeting, you are being asked to (1) approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Agreement”), and (2) elect Mebane T. Faber as a Trustee to the Board.

At a meeting held on March 14, 2018, the Board unanimously approved the New Agreement, which includes terms and compensation payable to the Adviser that are identical to the terms and compensation set forth in the Funds’ prior investment advisory agreement. Further, at a meeting held on February 7, 2018, the Board appointed Mr. Faber to serve as the Trust’s President and as an Interested Trustee. Mr. Faber, the chief investment officer and co-founder of the Adviser and portfolio manager to each of the Funds, served as the Trust’s Vice President prior to Mr. Richardson’s death.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of each proposal.

Enclosed are a notice of the Meeting and a proxy statement that includes detailed information about each proposal. If you have received this mailing, you are a Fund shareholder of record as of the close of business on [April 30], 2018, and you are entitled to vote at the Meeting, and any adjournment of the Meeting.

Your vote is very important to us regardless of the number of shares you own. You can vote any one of these four ways:

●	By mail with the enclosed proxy card—be sure to sign, date and return it in the enclosed postage-paid envelope;
●	Through the website listed on the proxy voting instructions enclosed;
●	By telephone using the toll-free number listed in the proxy voting instructions; or
●	In person at the shareholder meeting on June [ ], 2018 at [10:00 a.m.] PST.

In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the enclosed proxy statement carefully and vote your shares today. You are encouraged to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. You can also vote your shares by attending the Meeting in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person.

If we do not receive your vote promptly, you may be contacted by a Fund representative, who will remind you to vote your shares.

Thank you for your attention and consideration of this important matter and for your investment in the Funds. If you have questions, please call [xxx-xxx-xxxx] for additional information.

Sincerely,

[insert signature]

Mebane T. Faber

President

Prompt execution and return of the enclosed proxy card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience, along with instructions on how to vote over the internet or by telephone, should you prefer to vote by one of those methods.

CAMBRIA ETF TRUST

2321 Rosecrans Avenue

Suite 3225

El Segundo, California 90245

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE [], 2018

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each series of Cambria ETF Trust (the “Trust”), will be held at [10:00 a.m.] Pacific Time on June [ ], 2018, at the Trust’s offices located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245.

At the Meeting, shareholders of record of each Fund will be asked to vote on the following proposals with respect to each Fund in which they own shares:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Cambria Investment Management, L.P. (the “Adviser”),

2.	To elect Mebane T. Faber as a Trustee, and

3.	To transact such other business, if any, as may properly come before the Meeting.

After careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” each of the proposals.

Shareholders of record of the Fund at the close of business on [April 30], 2018 are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of each Fund will vote separately from shareholders of each other Fund with respect to the new investment advisory agreement. Shareholders of each Fund in the Trust, however, will vote together as a group with respect to the election of Mr. Faber as a Trustee.

All shareholders are cordially invited to attend the Meeting and vote in person. If your Fund shares are held in “street name” by your broker dealer, you will need to obtain a “legal proxy” from your broker dealer and present it at the Meeting in order to vote your shares in person. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at [xxx-xxx-xxxx].

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June [ ], 2018.

The proxy statement is available at [www.          .com].

By Order of the Board of Trustees,

[signature]

Mebane T. Faber

President

Dated: May [ ], 2018

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience here is a brief overview of the matters that require your vote as a shareholder of one or more series of Cambria ETF Trust (the “Trust”).

QUESTIONS AND ANSWERS

Q.	Why am I being asked to vote on a new advisory agreement for the Funds?

A.

On January 24, 2018, Eric Richardson, the co-founder and chief executive officer of Cambria Investment Management, L.P. (the “Adviser”), the investment adviser to each Fund, passed away. Because Mr. Richardson was a controlling owner of the Adviser, his death resulted in the transfer of his ownership interests in the Adviser. This change in control of the Adviser, in turn, triggered the assignment and automatic termination of each existing investment advisory agreement between the Adviser and the Trust. An interim advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Interim Agreement”) was approved by the Board of Trustees of the Trust (the “Board”), including each of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), at a meeting held on February 7, 2018 and went into effect on January 24, 2018, the date of Mr. Richardson’s death. It is proposed that shareholders approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Agreement”) to replace the Interim Agreement and enable the Adviser to continue to serve as the Funds’ investment adviser following the expiration of the Interim Agreement.

Q.	How will the New Agreement affect me as a shareholder?

A.

The New Agreement should not affect you as a shareholder. The Adviser will continue to provide advisory services to each Fund on the same terms, and at the same advisory fee rate, as the Adviser provided previously (the “Prior Agreement”). While the contributions of Mr. Richardson to the Trust were immeasurable, the Adviser has assured the Board that there will be no change in the nature or quality of the investment advisory services provided to each Fund.

Q.	Why am I being asked to vote to elect a Trustee?

A.

The Independent Trustees of the Board appointed Mebane T. Faber to replace Mr. Richardson as President of the Trust and Interested Trustee. The Board proposes that Fund shareholders elect Mr. Faber to the Board so as to have a Board made up of members all of whom have been elected by Fund shareholders.

Q.	How do the Trustees suggest that I vote?

A.

After careful consideration, the Board unanimously approved the New Agreement at a meeting held on March 14, 2018, and recommends that you vote “FOR” the approval of the New Agreement. Please see “Board Considerations in Approving the New Agreement” for more information.

After careful consideration, the Board unanimously appointed Mr. Faber to be a Trustee of the Trust at a meeting held on February 7, 2018, and now recommends that you vote “FOR” the approval of Mr. Faber’s election.

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Q.	What happens if the New Agreement is not approved?

A.

If the New Agreement is not approved by Fund shareholders, the Adviser will continue to provide services to the Fund under the Interim Agreement until its term expires, and the Board will consider what further action is in the best interests of the Fund and its shareholders, including resubmitting the New Agreement to shareholders for approval.

Q.	What happens if Mr. Faber is not elected by Fund shareholders?

A.	Mr. Faber will continue to serve as the Board’s appointed Interested Trustee along with the two Independent Trustees who were elected by the initial shareholder of the Trust.

Q.	Will my vote make a difference?

A.

Yes. Every vote is important and we encourage all shareholders to participate in the governance of the Fund no matter how many shares they own. Additionally, your immediate response on the enclosed proxy card or by telephone or Internet may help save the costs of further solicitations.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. Please follow the enclosed instructions to utilize any of these voting methods.

Q.	Whom do I call if I have questions?

A.	If you need additional voting information, please call [xxx.xxx.xxxx].

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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CAMBRIA ETF TRUST

2321 Rosecrans Avenue

Suite 3225

El Segundo, California 90245

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE [ ], 2018

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”) for use at the Special Meeting of Shareholders of each series of the Trust (each, a “Fund” and, collectively, the “Funds”) to be held at [10:00 a.m.] Pacific Time on June [ ], 2018, at the Trust’s offices located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Cambria Investment Management, L.P. (the “Adviser” or “Cambria”),

2.	To elect Mebane T. Faber as a Trustee, and

3.	To transact such other business, if any, as may properly come before the Meeting.

Shareholders of record of the Fund at the close of business on [April 30], 2018 (the “Record Date”) are entitled to vote at the Meeting. The Board unanimously recommends that shareholders vote “FOR” each proposal. Shareholders of each Fund will vote separately from shareholders of each other Fund with respect to the new investment advisory agreement. Shareholders of each Fund in the Trust, however, will vote together as a group with respect to the election of Mr. Faber as a Trustee.

This proxy statement and the accompanying notice and proxy card are being mailed to Fund shareholders on or about May [ ], 2018.

If you should have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact your financial representative or the Trust at [xxx-xxx-xxxx].

TABLE OF CONTENTS

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT	3
The Change in Control of the Adviser	3
Required Vote	4
Description of Material Terms of the Prior Agreement, New Agreement, and Interim Agreement	4
Information about the Adviser	6
Board Considerations in Approving the New Agreement	7
PROPOSAL 2: ELECTION OF TRUSTEE	10
Background	10
Required Vote	10
Information Regarding the Nominee and the Trust’s Other Trustees and Officers	10
Individual Trustee Qualifications	12
Equity Ownership of Trustees	13
Board Structure and Responsibilities	13
Board Meetings and Standing Committees	14
Compensation of Trustees	15
Communication with Trustees	16
ADDITIONAL INFORMATION	17
Record Date/Shareholders Entitled to Vote	17
Voting and Other Matters	17
Method and Cost of Proxy Solicitation	17
Payment of Proxy Expenses	17
Quorum Required	18
Beneficial Ownership of Shares	18
Submission of Shareholder Proposals	18
Other Matters to Come Before the Meeting	18
Other Service Providers	19
Independent Registered Public Accounting Firm	19
Householding	19
Annual Report to Shareholders	20
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser

On January 24, 2018, Eric Richardson, the co-founder and chief executive officer of Cambria Investment Management, L.P. (the “Adviser”), the investment adviser to each Fund, passed away. Mr. Richardson had served as a portfolio manager to each Fund from its inception and as an Interested Trustee on the Board and the President of the Trust since the Trust’s organization in 2011. In addition, Mr. Richardson was a controlling owner of the Adviser. His death resulted in the transfer of his ownership interests in the Adviser. This change in control of the Adviser, in turn, triggered the assignment and automatic termination, pursuant to Section 15(a)(4) of the 1940 Act, of each existing investment advisory agreement between the Adviser and the Trust.

In order to continue providing advisory services to the Funds, the Adviser entered into an interim investment advisory agreement with the Trust, on behalf of each Fund (the “Interim Agreement”). The Interim Agreement was approved by the Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), at a special meeting of the Board on February 7, 2018. Pursuant to Rule 15a-4(b)(1) of the 1940 Act, the material terms and compensation payable to the Adviser under the Interim Agreement are identical to those of the prior advisory agreement that was in place between the Trust and the Adviser immediately preceding the change in control of the Adviser (the “Prior Agreement”), except that the Interim Agreement terminates, with respect to a Fund, upon either shareholder approval of a new advisory agreement for the Fund or the 150th day following the Interim Agreement’s effective date, whichever occurs first. As of the date of this proxy statement, the Adviser is providing advisory services to the Funds under the Interim Agreement.

Although Rule 15a-4 allows the Adviser to provide advisory services to the Funds without shareholder approval for an interim period following the Adviser’s change in control, Section 15(a) of the 1940 Act requires the Adviser to enter into a written contract with the Trust that has been approved by the vote of a majority of the outstanding voting securities of each Fund, in order for the Adviser to provide advisory services to that Fund. Accordingly, at a meeting held on March 14, 2018, the Board, including all of the Independent Trustees, approved a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Agreement”) that will take effect upon its approval by Fund shareholders. The New Agreement has the same terms and advisory fees as, and otherwise does not materially differ from, the Prior Agreement, except with respect to its effective date. The New Agreement also has the same terms and advisory fees as, and otherwise does not materially differ from, the Interim Agreement, except with respect to its effective date and the termination provisions required by Rule 15a-4. You are being asked to approve the New Agreement, so that the Adviser can continue to provide advisory services to the Funds after the Interim Agreement terminates.

The New Agreement will not affect you as a shareholder. The Adviser will continue to provide advisory services to each Fund on the same terms, and at the same advisory fee rate, as the Adviser provided previously under the Prior Agreement. While the contributions of Mr. Richardson to the Trust were immeasurable, the Adviser has assured the Board that there will be no change in the nature or quality of the investment advisory services provided to each Fund. Mebane Faber will continue to serve as portfolio manager to each Fund, and David Pursell will continue to serve as portfolio manager for the Cambria Core Equity ETF.

Required Vote

The New Agreement must be approved by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each Fund when a quorum is present. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present or represented by proxy at the Meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities. If the New Agreement is approved by a Fund’s shareholders, the New Agreement, with respect to such Fund, is expected to become effective on the date of the Meeting.

Description of Material Terms of the Prior Agreement, New Agreement, and Interim Agreement

The Prior Agreement, dated April 29, 2013, was approved with respect to each Fund, by the initial shareholder of each Fund, on the dates shown below, and has not been subsequently submitted to a vote of Fund shareholders. The Prior Agreement was last approved by the Board, including all of its Independent Trustees, with respect to each Fund except Cambria Core Equity ETF, on March 16, 2017. The Board, including all of its Independent Trustees, last approved the Prior Agreement with respect to Cambria Core Equity ETF on June 15, 2017, at which time the Board approved an advisory fee reduction for the Fund.

Fund	Shareholder Approval Date
Cambria Shareholder Yield ETF Cambria Foreign Shareholder Yield ETF Cambria Emerging Shareholder Yield ETF	April 25, 2013
Cambria Global Momentum ETF Cambria Global Value ETF Cambria Sovereign Bond ETF Cambria Value and Momentum ETF	December 10, 2013
Cambria Global Asset Allocation ETF	September 16, 2014
Cambria Tail Risk ETF	March 8, 2016
Cambria Core Equity ETF	March 16, 2017

The New Agreement will become effective with respect to each Fund upon its approval by the Fund’s shareholders. The New Agreement contains terms, including the compensation payable to the Adviser, that are identical to the terms and compensation of the Prior Agreement, except with respect to the date of the agreement. Set forth below is a summary of the material terms of the New Agreement, which is qualified in all respects by reference to the form of New Agreement included as Appendix A.

Duration and Termination. The New Agreement, like the Prior Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, continuation of the New Agreement from year to year is subject to annual approval by the Board, including a majority of the Independent Trustees. The Interim Agreement will terminate, with respect to a Fund, upon either shareholder approval of a new advisory agreement for the Fund or the 150th day following January 24, 2018, the effective date of the Interim Agreement, whichever occurs first. Each of these Agreements may be terminated at any time, without the payment of any penalty (i) by vote of a majority of the Board, (ii) by vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to the Adviser, or (iii) by the Adviser, on 60 days’ written notice to the Trust.

Advisory Services. The Adviser provides the same services under each of the Prior Agreement, Interim Agreement, and New Agreement (collectively, the “Agreements”). Each Agreement requires that the Adviser (i) provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund; (ii) determine, from time to time, what securities and other investments will be purchased, retained or sold by the Funds; (iii) comply with federal securities laws, directions from the Board, and limitations imposed by the Trust’s Trust Instrument, Bylaws, and the relevant Fund’s registration statement; (iv) maintain records as required by applicable law; (v) oversee the computation of the net asset value and net income of each Fund; (vi) arrange transfer agency, custody, fund administration, securities lending, accounting, and other non-distribution related services necessary for the Funds to operate; and (vi) bear the costs of all advisory and non-advisory services required to operate the Funds, except Excluded Expenses, as defined below, in exchange for a single unitary management fee.

Management Fees. Each Agreement provides that the Adviser receives a unitary management fee based on each Fund’s average daily net assets at the annual rate set forth in the table below. The fee is accrued by the Trust daily and paid monthly in arrears on the first business day of each calendar month. The aggregate amount of advisory fees paid to the Adviser by each Fund for the Fund’s last fiscal year or fiscal period ended April 30, 2017 is also set forth in the table below.

Fund	Advisory Fee Rate	Aggregate Amount of Advisory Fees Paid to the Adviser by the Fund
Cambria Shareholder Yield ETF	0.59%	$764,602
Cambria Foreign Shareholder Yield ETF	0.59%	$170,646
Cambria Emerging Shareholder Yield ETF	0.59%	$33,670[1]
Cambria Global Momentum ETF	0.59%	$184,527
Cambria Global Value ETF	0.59%	$492,485
Cambria Sovereign Bond ETF	0.59%	$40,105
Cambria Value and Momentum ETF	0.59%	$32,946
Cambria Global Asset Allocation ETF	0.00%	$0
Cambria Tail Risk ETF	0.59%	$974[2]
Cambria Core Equity ETF	1.05%	n/a3

[1]	For the fiscal period beginning July 14, 2016 (commencement of operations) through April 30, 2017.
[2]	For the fiscal period beginning April 6, 2017 (commencement of operations) through April 30, 2017.
[3]	The Fund was not in operation during the fiscal year ended April 30, 2017.

Brokerage Policies. Each Agreement authorizes the Adviser to select the broker-dealers that will execute the purchases and sales of securities of each Fund. Each Agreement directs the Adviser to attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may allocate brokerage on behalf of a Fund to broker-dealers who provide research, analysis, advice and similar services. Further, under each Agreement, the Adviser may cause a Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction, subject to the Adviser’s compliance with Section 28(e).

For each Fund’s most recently completed fiscal year or fiscal period, no Fund paid commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund or the Adviser or affiliated persons of such persons.

Payment of Expenses. With respect to all Funds except for the Cambria Emerging Shareholder Yield ETF and Cambria Global Value ETF, each Agreement provides that the Adviser shall pay all Fund expenses, except for the Fund’s advisory fee, payments under a Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) (collectively, the “Excluded Expenses”). With respect to the Cambria Emerging Shareholder Yield ETF and Cambria Global Value ETF, each Agreement provides that the Adviser shall pay all Fund expenses, except for the Excluded Expenses and the Fund’s custodian expenses.

Other Provisions. Each Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which the Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. Each Agreement further provides that the Adviser agrees (i) to the limitation of shareholder liability set forth in the Trust Instrument; (ii) that the obligations assumed by the Trust under the Agreement are limited in all cases to the Trust and its assets; and (iii) not to seek satisfaction of any such obligations from Fund shareholders, the Board, or individual Trustees.

Information about the Adviser

Cambria Investment Management, L.P., a Delaware limited partnership, is located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245. The Adviser serves as investment adviser to each Fund and is registered with the SEC under the Investment Advisers Act of 1940. The Adviser was founded in 2006 and managed approximately [$901] million in assets as of [August 14, 2017]. Mebane Faber, Pursell Management Co., LLC, Angel Reyes, IV Descendants Trust, Sofia Reyes Descendants Trust, Cambria Investments Holdings, LLC, and Cambria Investments Holdings II, LLC are limited partners of the Adviser and Cambria GP, LLC is the Adviser’s general partner. Cambria GP, LLC shares the address of the Adviser. Mebane Faber owns [50-75]% of Cambria GP, LLC.

Listed below are the names and titles of each principal executive officer of Cambria. The principal business address of each officer is 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245.

Name	Position Held with Cambria
Mebane T. Faber	Chief Investment Officer; Chief Executive Officer
Himanshu Sudhir Surti	Chief Operating Officer and Portfolio Manager

Mr. Faber serves as Trust President and Interested Trustee on the Trust Board. Mr. Surti serves as Vice President of the Trust, and Mr. Ehtisham serves as the Trust’s Chief Compliance Officer.

The Adviser does not advise any other funds with a similar investment objective as any of the Funds.

Board Considerations in Approving the New Agreement

At an in-person meeting held on March 14, 2018, the Board, including the Independent Trustees, met to discuss, among other things, the Adviser’s change in control, including its impact on the Funds, and to consider, and vote on, the approval of the New Agreement with respect to each Fund. In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel. The Board, in considering the New Agreement in the context of the Adviser’s change in control, relied upon representations from Cambria that: (i) the change in control was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by Cambria, as discussed below; (ii) Cambria did not anticipate any material changes to its compliance program or code of ethics in connection with the change in control; and (iii) the Adviser expects Mr. Faber will continue to serve as a portfolio manager for each Fund and Mr. Pursell will continue to serve as a portfolio manager for the Cambria Core Equity ETF.

In evaluating the New Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered that the evaluation process with respect to Cambria is an ongoing one and, in this regard, the Board considers information at each regularly scheduled meeting, including, among other things, information concerning performance and services provided by Cambria. At the meeting held on March 14, 2018, the Board considered: (1) the nature, extent and quality of the services provided to the Funds by Cambria; (2) the investment performance of Cambria with respect to each Fund as compared to the performance of an index (a Fund’s “benchmark”) and a group of funds (a Fund’s “peer group”) historically identified by Cambria as comparable to the Fund; (3) the costs of the services provided by Cambria and the profitability to Cambria derived from its relationship with the Funds; (4) the advisory fee and total expense ratio of the Funds compared to a relevant peer group of funds; (5) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) benefits (such as soft dollars, if any) received by Cambria and its affiliates from their relationship with the Funds; (7) Cambria’s reputation, expertise and resources in the financial markets; (8) Cambria’s investment management personnel; (9) Cambria’s operations and financial condition; (10) Cambria’s compliance program; and (11) other factors the Board deemed relevant. At the same meeting, the Board also considered the terms of the New Agreement and noted that the terms of, and the compensation payable to the Adviser under, the New Agreement are identical to those of the Prior Agreement, except with respect to the date of the agreement.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the New Agreement, and the conclusions made by the Board at the meeting held on March 14, 2018 when determining to approve the New Agreement for an initial two-year term.

Nature, Extent and Quality of Services. The Board reviewed the nature, quality and extent of the overall services provided by Cambria to the Funds. In particular, the Board considered the responsibilities of Cambria under the terms of the New Agreement, recognizing that Cambria had invested significant time and effort in structuring the Trust and the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to the Funds, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. The Board also discussed and considered the role of Cambria Indices, LLC as index provider to the Funds with index tracking strategies (the “Index Funds”). In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services provided, and expected to be provided, to the Funds by the Adviser.

Investment Performance of the Funds. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for the three-month, 12-month, and since inception periods, as applicable. In this regard, among other things, the Board considered reports comparing each Fund’s total returns to the total returns of the Fund’s peer group of funds and its benchmark index. Representatives from Cambria provided information regarding and led discussions of factors impacting the performance of each Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that each Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by Cambria in an effort to improve the performance of the Fund. With respect to the Index Funds, the Board also considered the quality of the index each Index Fund seeks to track, each Index Fund’s tracking error relative to its underlying index, and Cambria’s representation that each Index Fund’s tracking error met the expectations described in the SEC exemptive order on which Cambria and the Funds rely to operate as ETFs. The Board also considered each Fund’s portfolio turnover rate. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Funds.

Comparative Fees and Expenses. The Board considered each Fund’s advisory fees in relation to the estimated costs of the advisory and related services provided by Cambria. The Trustees noted that each Fund charges a unitary advisory fee through which, Cambria, not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including the expenses of other service providers. In considering the advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services provided by Cambria. Because the Funds charge unitary advisory fees, the Board considered how the Funds’ total expense ratios compared to those of the funds in their peer groups. After comparing expense ratios, the Board noted that each Fund’s total expense ratio was generally consistent with the range of total expense ratios charged by its peer group of funds. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios as compared to those of their peer groups and seek to ensure that the Funds remain competitive. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services rendered.

Costs and Profitability. The Board then considered the profits realized by Cambria in connection with providing services to the Funds. The Board reviewed profit and loss information provided by Cambria with respect to each of the Funds. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which Cambria bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses Cambria pays in accordance with the Agreements. The Board also considered how Cambria’s profitability was affected by factors such as its organizational structure and method for allocating expenses. Based on its review, in the context of its full deliberations, the Board concluded that Cambria’s profitability with respect to the Funds appeared reasonable in light of the services Cambria rendered to the Funds.

Other Benefits. The Board then considered the extent to which Cambria derives ancillary benefits from the Funds’ operations. The Board discussed the potential benefits to Cambria resulting from its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Cambria ETFs. The Board also considered that Cambria, not the applicable Index Fund, pays any licensing fees attributable to underlying Cambria indices to Cambria’s affiliated index provider.

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the Funds, many of which launched recently. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints, as assets managed by each Fund grow larger.

Approval of the New Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel, unanimously concluded that the terms of the New Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Fund’s shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

The Board of Trustees unanimously recommends that Fund shareholders vote “FOR” Proposal 1.

PROPOSAL 2: ELECTION OF TRUSTEE

Background

As noted above, Eric Richardson, the Board’s only Interested Trustee, passed away on January 24, 2018. At a meeting held on February 7, 2018, the Board appointed Mebane Faber to serve as the Trust’s President and as the Board’s Interested Trustee. Mr. Faber, the co-founder and chief investment officer of the Adviser, has served as the portfolio manager to each of the Funds since their inception and the Trust’s Vice President from the Trust’s inception until his appointment as President. In connection with his appointment to the Board, the Independent Trustees also reviewed Mr. Faber’s biographical information, prior experience, and other factors they deemed relevant.

The Board consists of three Trustees: Mr. Faber and two Independent Trustees: Eric Leake and Dennis G. Schmal. The Independent Trustees are not “interested persons” as that term is defined in the 1940 Act. Mr. Richardson, as the Trust’s sole initial Trustee, appointed the two Independent Trustees to the Board by unanimous written consent at the inception of the Trust, and the initial shareholder approved their appointment as Trustees. Each Independent Trustee has been serving as a Trustee continuously since his election.

Section 16(a) of the 1940 Act restricts the Board’s ability to appoint new Trustees to the Board unless immediately after such appointment at least two-thirds of the Trustees then holding office have been elected by shareholders of the Trust. Presently, two-thirds of the Trustees have been elected by shareholders. The Board proposes that shareholders of the Trust elect Mebane Faber (the “Nominee”) to the Board so that the Board has the flexibility to fill vacancies and appoint new Trustees in the future in compliance with the 1940 Act and without the expense of conducting additional shareholder meetings.

Shareholders of record of each Fund will vote together as a single class with respect to the election of the Nominee. If elected, the Nominee will serve in accordance with the Trust Instrument and Bylaws of the Trust. Further, if the Nominee is elected, all Trustees on the Board will have been elected by Fund shareholders.

Mr. Faber has indicated that he is able and willing to continue to serve as Trustee if elected. If for any reason Mr. Faber becomes unable to serve before the Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise. If Fund shareholders do not elect Mr. Faber, he would continue serving on the Trust’s Board but would not be considered to have been elected by Fund shareholders. This could cause another proxy solicitation to be required to fill a Board vacancy in the future. Such additional proxy solicitation will not be needed if Mr. Faber is elected at the Meeting.

Required Vote

The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund, at the Meeting is required for the election of the Nominee. A plurality vote means that the person receiving the highest number of votes will be elected, and therefore, to be elected, the Nominee must be the nominee receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.

Information Regarding the Nominee and the Trust’s Other Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified. The Board is comprised of three Trustees. One Trustee and one Officer of the Trust are officers or employees of the Adviser.

The Nominee

The following table contains the name and birth year of the Nominee, positions and length of service with the Trust, principal occupation held during the past five years, any other directorships held by the Nominee, and the number of Funds overseen by the Nominee. Unless noted otherwise, the address of each Trustee and Officer is: c/o Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee*
Mebane Faber YOB: 1977	Trustee and President of the Trust since 2018; Vice President of the Trust (2013 – 2018)	Co–Founder and Chief Investment Officer, Cambria Investment Management, L.P. (2006 – present)..	12	None

*	Mr. Faber is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in the Adviser.

Remaining Trustees and Trust Officers

The following table contains similar information about the remaining Trustees and Trust officers.

Name and Year of Birth	Position Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Eric Leake YOB: 1970	Trustee since 2013	Partner and Chief Investment Officer, Anchor Capital Management Group, Inc. (since 1996).	12	Board Member, National Association of Active Investment Management (NAAIM) (2008-2010).

Name and Year of Birth	Position Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dennis G. Schmal YOB: 1947	Trustee since 2013	Self-employed consultant (since 2003).	12

Director, AssetMark (formerly Genworth) Mutual Funds (2007-present); Director, Merriman Holdings Inc. (formerly MCF Corp.) (financial services) (2003-2016); Director, Owens Realty Mortgage Inc. (real estate) (2013-present); Director and Chairman, Pacific Metrics Corporation (2005-2014) (educational services); Director and Chairman, Sitoa Global (2011-2013) (e-commerce); Trustee, Wells Fargo GAI Hedge Funds (2007-present); Director, Blue Calypso (2015-present) (e-commerce).

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Eric Kleinschmidt YOB: 1968	Principal Financial Officer since 2016	Director of Fund Accounting at SEI since 2004.
Himanshu Sudhir Surti YOB: 1974	Vice President since 2018	Chief Operating Officer (2014 – present), Portfolio Manager (2014 – present), Cambria Investment Management, L.P.; Strategy Manager (2008 – 2013), Research Affiliates, LLC.
Syed Umar Faisal Ehtisham YOB: 1981	Chief Compliance Officer from 2015 to 2016 and since 2017	Compliance Consultant (2014 – present), Cipperman Compliance Services; Audit Manager (2013 – 2014), E*Trade Financial Services.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees, including the Nominee, should serve on the Board because of their abilities to review and understand information about the Trust and the Funds provided by management, to identify and request other information he may deem relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds and their shareholders. The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Eric Leake: Mr. Leake has extensive experience in the investment management industry as a partner and chief investment officer of an investment adviser.

Dennis G. Schmal: Mr. Schmal has extensive experience in the investment management industry, including as a member of senior management of the investment company audit practice at a large public accounting firm, as well as service on multiple boards of directors overseeing public companies, registered investment companies and private companies and funds.

Mebane Faber: Mr. Faber has extensive experience in the investment management industry, including as a portfolio manager, an author of multiple investment strategy books, and host of his own wealth management podcast.

Equity Ownership of Trustees

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Funds and each series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Interested Trustee
Mebane Faber	Tail Risk ETF	$50,001 - $100,000	Over $100,000
	Value and Momentum ETF	$50,001 - $100,000
	Global Value ETF	$50,001 - $100,000
	Global Momentum ETF	Over $100,000
	Shareholder Yield ETF	$50,001 - $100,000
	Foreign Shareholder Yield ETF	$10,001 - $50,000
	Emerging Shareholder Yield ETF	$10,001 - $50,000
	Sovereign Bond ETF	$50,001 - $100,000
Independent Trustees
Eric Leake	n/a	None	None
Dennis G. Schmal	n/a	None	None

*	Dollar ranges for Mebane Faber are based on a February 22, 2018 valuation date.

As of December 31, 2017, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

Board Structure and Responsibilities

Mr. Faber is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and, if present, meetings of the Independent Trustees; and, serving as a liaison between the other Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which is in person. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board; during a portion of each such separate meeting management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board considers whether its current structure is appropriate. As part of this self-assessment, the Board considers several factors, including the number of Funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Meetings and Standing Committees

At any meeting of the Board, a majority of the Trustees then in office must be in attendance to constitute a quorum. The Trusts do not have policies with respect to the Trustees’ attendance at meetings, but as a matter of practice all of the Trustees attend the Trust’s Board and committee meetings (in person or by telephone) to the extent possible. During the fiscal year ended April 30, 2018, the Board met five times.

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each of these committees.

Audit Committee. The purposes of the Audit Committee are to: (1) oversee generally each Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each Fund’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. The Committee operates under a written charter approved by the Board. During the fiscal year ended April 30, 2018, the Audit Committee met three times.

Nominating Committee. The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (“Interested Person”) of the Trust and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are Interested Persons of the Trust; and (3) review periodically the workload and capabilities of the Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Committee operates under a written charter approved by the Board, which is included as Appendix B. The Committee does not consider potential candidates for nomination identified by shareholders; however, it may consider candidate recommendations from any source it deems appropriate, including the Board, the Adviser, or fund counsel. During the fiscal year ended April 30, 2018, the Nominating Committee did not meet.

Compensation of Trustees

The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.

The Independent Trustees are paid $7,500 per quarter for attendance at meetings of the Board and the Chairman of the Audit Committee receives an additional $1,250 per quarter. The Trust’s officers and any interested Trustees receive no compensation directly from the Trust. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The following table reflects the compensation paid to the Trustees for the fiscal year ended April 30, 2017:

Independent Trustees	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee*
Eric Leake	$30,000	$0	$30,000
Dennis G. Schmal	$35,000	$0	$35,000
Interested Trustee
Eric W. Richardson**	$0	$0	$0
Mebane Faber***	$0	$0	$0

*

Trustee compensation is allocated across the series of the Fund Complex on the basis of assets under management. Under the Funds’ Advisory Agreements, however, Cambria ultimately pays the compensation and expenses of the Trustees.

**	Mr. Richardson was an “interested person,” as defined by the 1940 Act, for the fiscal year ended April 30, 2017, because of his employment with and ownership interest in Cambria.

***	Mr. Faber was not a Trustee during the fiscal year ended April 30, 2017.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the address specified above under “Trustees and Officers.”

The Board of Trustees unanimously recommends that Fund shareholders vote “FOR” Proposal 2.

ADDITIONAL INFORMATION

Record Date/Shareholders Entitled to Vote

Each Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the 1940 Act. The record holders of outstanding shares of a Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to that Fund, including Proposal 1 (the New Agreement). The record holders of outstanding shares of each Fund are also entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Trust, including Proposal 2 (the Election of Mr. Faber as Trustee).

Fund shareholders at the close of business on [April 30], 2018, the Record Date, will be entitled to be present and vote at the Meeting. A table indicating the number of shares outstanding and entitled to vote on behalf of each Fund can be found in Appendix C.

Voting and Other Matters

You should read the entire Proxy Statement before voting. If you have any questions regarding the proxy statement, please call toll-free [xxx-xxx-xxxx]. If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. At any time before the Meeting, you may revoke or change your vote by providing written notice to the Trust, by submitting a subsequent proxy by mail, Internet or telephone, or by voting in person at the Meeting.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the approval of the New Agreement and “FOR” the election of Mr. Faber as Trustee and may vote at their discretion with respect to other matters not now known to the Boards that may be presented at the Meeting. Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Method and Cost of Proxy Solicitation

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or [                    ], a professional proxy solicitor (“          ”), that may be retained by the Trust for solicitation services for an estimated fee of $[     ], plus out-of-pocket expenses. Pursuant to this arrangement, [          ] has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Proposals.

Payment of Proxy Expenses

The [          ] will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations.

Quorum Required

A Fund must have a quorum of shares represented at the Meeting, in person or by proxy, to take action on any matter relating to the Funds. Under the Trust Instrument, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of the Fund or Trust (as applicable to each proposal) entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be counted as present for determining whether a quorum is present with respect to a particular matter; however, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal 1 and any other matter that requires the affirmative vote of a Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on Proposal 2 or any other matter at the Meeting when the voting requirement is based on achieving a plurality or percentage of the “voting securities present.”

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund or Trust (as applicable to each proposal) present at the Meeting in person or by proxy may adjourn the Meeting with respect to such proposal(s) to permit further solicitation of proxies.

Beneficial Ownership of Shares

To the knowledge of Trust management, as of the close of business on the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent of each Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of the Record Date, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund is set forth in Appendix D. Any shareholder listed in Appendix D as owning 25% or more of the outstanding shares of the Fund or Trust may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or Trust, respectively. Shareholders controlling the Fund or Trust could have the ability to vote a majority of the shares of the Fund or Trust on any matter requiring the approval of Fund or Trust shareholders, respectively. From time to time, the number of shares held in “street name” accounts of various securities brokers and dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund or a Trust.

Submission of Shareholder Proposals

The Trust Instrument and the Trust’s Bylaws do not provide for annual meetings of Fund shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of Fund shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Other Matters to Come Before the Meeting

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

Other Service Providers

SEI Investments Distribution Co. (“SIDCO”) serves as the distributor of Creation Units for the Funds on an agency basis but does not maintain a secondary market in Fund shares. SEI Investments Global Funds Services (“SEIGFS”) serves as the administrator and fund accountant for the Funds. SIDCO and SEIGFS are located at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Funds’ independent registered public accounting firm. Cohen is responsible for auditing the annual financial statements of the Funds. The fees billed by Cohen for professional audit services for the two most recent fiscal years ended April 30, as well as fees billed for other services rendered by Cohen to the Funds, were as follows:

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen for the audit of the Trust’s annual financial statements or services that are normally provided by Cohen in connection with statutory and regulatory filings or engagements for those fiscal years are $[ ] for 2017 and $[ ] for 2016.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under paragraph (a) of this Item are $[ ] for 2017 and $[ ] for 2016.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning are $[ ] for 2017 and $[ ] for 2016.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item are $[ ] for 2017 and $[ ] for 2016.

In accordance with the Trust’s Audit Committee Charter, the Audit Committee is responsible for pre-approving any engagement of Cohen to provide audit and non-audit services to the Trust. The Audit Committee is also responsible for pre-approving non-audit services provided by Cohen to the Adviser or any affiliate of the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust. All of the services described in the table above were pre-approved by the Trust’s Audit Committee.

The Audit Committee will periodically consider whether Cohen’s receipt of non-audit fees, if any, from the Adviser, and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Funds, is compatible with maintaining the independence of Cohen.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this proxy statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the proxy statement, please call [xxx.xxx.xxxx]. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [xxx.xxx.xxxx] or write to [ ].

Annual Report to Shareholders

A copy of the Funds’ annual report dated April 30, 2017, which covers the period from May 1, 2016 to April 30, 2017, and the Funds’ most recent semi-annual report dated October 31, 2017, which covers the period from May 1, 2017 to October 31, 2017, may be obtained without charge by writing to the Fund(s) at 2321 Rosecrans Avenue, Suite 3225, El Segundo, CA 90245, calling toll-free 855-ETF-INFO (383-4636) or visiting www.cambriafunds.com.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Trustees,

[insert signature]

Mebane T. Faber

President

Appendix A

FORM OF

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement (the “Agreement”) made as of           , 2018, between CAMBRIA ETF TRUST, a Delaware statutory trust (the “Trust”), and Cambria Investment Management, L.P. (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; and

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust intends to offer shares of each series listed on Schedule A to this Agreement (each, a “Fund” and, collectively, the “Funds”), and may issue shares in any other series as to which this Agreement may hereafter be made applicable, including by amending Schedule A hereto from time to time (included in the defined term Funds); and

WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            APPOINTMENT AND DELIVERY OF DOCUMENTS.

(a)         The Trust hereby appoints the Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)         The Trust has delivered, or will delivery within 45 days, to the Adviser copies of the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”). The Adviser has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all material amendments of or supplements to the Code and shall furnish the Trust with all updated versions of the Code at least annually.

2.            REPRESENTATIONS AND DUTIES OF THE ADVISER.

(a)         Subject to the supervision and direction of the Trust’s Board of Trustees (each, a “Trustee,” and collectively, the “Board”), the Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Adviser will determine, from time to time, what securities and other investments will be purchased, retained or sold by the Fund. In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions set from time to time by the Board as well as the limitations imposed by the Organic Documents and the relevant Fund’s Registration Statement, the limitations in the 1940 Act, the Securities Act of 1933, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(b)          The Adviser agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research, analysis, advice and similar services.  Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction.  The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)          The Adviser will maintain records relating to portfolio transactions on behalf of the Funds and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(d)          The Adviser will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) or as more frequently requested by the Board. In addition, the Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and Funds. The Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which a Fund’s fund accountant cannot obtain prices in the ordinary course of business.

(e)          The Trust hereby authorizes the Adviser and any entity or person associated with the Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Fund, which transaction is permitted by Section 11(a) of the Exchange Act and the rules thereunder, and the Trust hereby consents to the retention of compensation by the Adviser or any person or entity associated with the Adviser for such transaction.

(f)           The Adviser on its own initiative will furnish the Board with such information as the Adviser may believe appropriate for keeping the Board informed of important developments affecting the Trust, the Fund and the Adviser. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to or promptly after such change. In addition, whenever requested by the Board, the Adviser will report to the Board on developments related to the Trust, any Fund or the Adviser.

(g)          The Adviser will cooperate with the Funds’ independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h)          The Adviser will provide the Funds’ custodian(s) and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In this respect, the Adviser shall determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to such Fund’s benchmark index or portfolio, as applicable, in exchange for creation units for each Fund and the securities that will be applicable that day to redemption requests received for such Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian or other service provider, as necessary, with respect to such designations).

(i)          The Adviser shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected.

(j)        The Adviser represents and warrants that: (i) it is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise.

3.          USE OF NAME. The Trust may use the name “Cambria” or any variant thereof in connection with the name of the Trust or any of the Funds, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust shall cease to use such a name or any other similar name. In no event shall the Trust use the name “Cambria” or any variant thereof if the Adviser’s functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated. In the event that this Agreement shall no longer be in effect or the Adviser’s functions are transferred or assigned to a company over which the Adviser does not have control or with which it is not affiliated, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

4.          FURTHER DUTIES. In all matters relating to the performance of this Agreement, the Adviser will act in conformity with the Organic Documents and relevant Fund’s Registration Statement and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

5.         SERVICES NOT EXCLUSIVE. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.          EXPENSES. During the term of this Agreement, with respect to each Fund, except the Cambria Emerging Shareholder Yield ETF and Cambria Global Value ETF, the Adviser shall pay all Fund expenses, except for the fee payments set forth in this Agreement, payments under each Fund’s 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) (collectively, the “Excluded Expenses”).

During the term of this Agreement, with respect to the Cambria Emerging Shareholder Yield ETF and Cambria Global Value ETF, the Adviser shall pay all Fund expenses, except for the Excluded Expenses and the Fund’s custodian expenses.

7.           COMPENSATION.

(a)        For the services to be provided by the Adviser hereunder with respect to each Fund listed on Schedule A attached hereto, as it may be amended from time to time, the Trust shall pay to the Adviser a fee in an amount set forth in Schedule A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation. The Adviser’s fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.

(b)          The Adviser may waive fees or reimburse expenses of a Fund to the extent necessary to maintain a Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month as provided in this Section 7(a). The Trust may withhold the payment of fees under Section 7(a) to the extent the Adviser, under this Section 7(b) has any amount due and owing to the Trust.

8.            SUB-ADVISERS. Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Board members who are not “interested” within the meaning of the 1940 Act (the “Independent Board Members”), the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company under the Adviser’s control, or under common control with the Adviser, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Adviser’s duties enumerated in section 2 hereof; provided, that the Adviser shall continue to supervise and oversee the services provided by such company or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Independent Board Members, the Adviser may, through a sub-advisory agreement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of the Adviser or of the Trust (other than by reason of serving as an investment adviser to the Trust) (each, a “sub-adviser”), to the extent permitted by applicable law, certain of the duties enumerated in section 2 hereof; provided, that the Adviser shall continue to supervise and oversee the services provided by such sub-adviser and any such delegation shall not relieve the Adviser of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Trust that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by the Adviser under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Adviser, subject to the prior approval of a majority of the Independent Board Members.

9.            STANDARD OF CARE; LIMITATIONS OF LIABILITY.

(a)         The Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

(b)         The Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. The Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall the Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. The Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c)         Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)          Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

10.           DURATION AND TERMINATION.

(a)          This Agreement shall become effective upon the date hereabove written provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Independent Board Members cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law.

(b)          Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date of effectiveness for each Fund as set forth on Schedule A to this Agreement. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of such Fund.

(c)          Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of the Board, (ii) by a vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to the Adviser or (iii) by the Adviser, on 60 days’ written notice to the Trust. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate in the event of its assignment.

11.         AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

12.           MISCELLANEOUS.

(a)          Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b)          Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c)          Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(d)          Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(e)          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f)           Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)         Notices. Notices, requests, instructions and communications sent to the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given, provided such notice was provided by a reputable overnight courier, facsimile, or return receipt email.

(h)         Meaning of Terms. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(i)          Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CAMBRIA ETF TRUST		CAMBRIA INVESTMENT MANAGEMENT, L.P.

Mebane T. Faber	Date	Mebane T. Faber	Date
President		Chief Executive Officer

SCHEDULE A to the ADVISORY AGREEMENT
between
Cambria Investment Management, LP
and
Cambria ETF Trust

As of:           , 2018

Fund	Fee Rate	Effective Date
Cambria Shareholder Yield ETF	0.59%
Cambria Foreign Shareholder Yield ETF	0.59%
Cambria Sovereign Bond ETF	0.59%
Cambria Global Momentum ETF	0.59%
Cambria Value and Momentum ETF	0.59%
Cambria Global Asset Allocation ETF	0.00%
Cambria Tail Risk ETF	0.59%
Cambria Core Equity ETF	1.05%
Cambria Emerging Shareholder Yield ETF	0.59%
Cambria Global Value ETF	0.59%

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

CAMBRIA ETF TRUST		CAMBRIA INVESTMENT MANAGEMENT, L.P.

Mebane T. Faber	Date	Mebane T. Faber	Date
President		Chief Executive Officer

Appendix B

CAMBRIA ETF TRUST

Nominating Committee Charter

I.	Membership and Qualifications

The Nominating Committee (“Committee”) of the Board of Trustees (“Board”) of Cambria ETF Trust (“Trust”), consisting of multiple series (each, a “Fund”), shall be composed entirely of Board members who are not “interested persons” of the Trust (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) and the rules thereunder, and meet any independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed.

II.	Purposes of the Nominating Committee

The purposes of the Nominating Committee shall be to:

(1)      Identify and recommend for nomination candidates to serve as Board members and/or as committee members who are Independent Trustees.

(2)      Evaluate and make recommendations to the full Board regarding potential Trustee candidates who are “interested persons” of the Trust (“Interested Persons”) as that term is defined by the 1940 Act or do not meet the independence requirements of NYSE Arca, Inc. Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; and

(3)      Review periodically the workload and capabilities of Trustees and, as the Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted.

III.	Duties and Powers

To carry out its purpose, the Nominating Committee shall have the following powers:

(1)      Consider recommendations for candidates from any source it deems appropriate. The names of potential candidates may be accepted from Board members, Cambria Investment Management, LP (“Cambria”), legal counsel to the Trust or to the Independent Trustees or other such sources as the Committee deems appropriate.

(2)      Evaluate candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser(s) and other principal service providers. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence. In determining candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

(3)      Recommend to the Board the selection and nomination of candidates for Trustee and for committee membership, whether proposed to be appointed by the Board or to be elected by shareholders.

B-1

(4)      Periodically review the composition of the Board and its committees and the backgrounds of the Board members to determine whether it may be appropriate to recommend adding or removing Trustees, and propose to the Board and the Independent Trustees changes to the number of positions on the Board and the addition or removal of Trustees.

IV.	Criteria for Selecting Nominees

The Committee shall nominate candidates for new or vacant Board and committee positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Fund’s shareholders and to promote the effective operations of the Board. In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).

A successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

V.	Submissions by Shareholders of Potential Nominees

The Committee shall not consider potential candidates for nomination identified by one or more shareholders of a Fund.

VI.	Interested Trustees

The Committee shall evaluate those Interested Persons who are proposed by management of the Trust to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees. The Committee shall review such information as it deems appropriate in order to make this evaluation. At its option, the Committee also can seek to interview any such potential nominee.

VII.	Operations of the Committee

(1)     The Committee shall meet on an as-needed basis. Meetings may be in person or by telephone, and may be called by the chair or a majority of the members with reasonable noticethereof.

(2)      The Committee shall ordinarily meet in person; however, members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Trust’s bylaws.

(3)      The Committee shall have the authority to meet privately, to admit non-members individually by invitation and to retain special counsel and other experts or consultants at the reasonable expense of the appropriate Fund(s).

(4)      The Committee may select one of its members to be chair. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(5)      The Committee shall review this Charter periodically and recommend any necessary or appropriate changes to the Board.

Adopted on April 25, 2013 by:

Cambria ETF Trust

B-2

Appendix C

Outstanding Shares

As of the Record Date, the total number of shares outstanding and entitled to vote for each Fund is set forth in the table below:

[To be Updated]

Fund	Outstanding Shares
Cambria Shareholder Yield ETF
Cambria Foreign Shareholder Yield ETF
Cambria Emerging Shareholder Yield ETF
Cambria Global Momentum ETF
Cambria Global Value ETF
Cambria Sovereign Bond ETF
Cambria Value and Momentum ETF
Cambria Global Asset Allocation ETF
Cambria Tail Risk ETF
Cambria Core Equity ETF

C-1

Appendix D

Beneficial Owners of 5% or More of Each Fund

[To be Updated]

Fund Name	Participant Name and Address	Number of Shares	Percentage of Ownership
Cambria Shareholder Yield ETF
Cambria Foreign Shareholder Yield ETF
Cambria Global Value ETF
Cambria Global Momentum ETF
Cambria Global Asset Allocation ETF
Cambria Emerging Shareholder Yield ETF
Cambria Sovereign Bond ETF
Cambria Tail Risk ETF
Cambria Value and Momentum ETF
Cambria Core Equity Fund

D-1

Form of Proxy Card

PROXY **CAMBRIA ETF TRUST** **PROXY**

The Special Meeting of Shareholders of each series of Cambria ETF Trust (the "Trust") will be held June [ ], 2018 at [10:00 a.m.] Pacific Time, at the Trust's offices located at 2321 Rosecrans Avenue, Suite 3225, El Segundo, California 90245. At the meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints **[Himanshu Surti]** and **[Jonathan Keetz]**, or either one of them, proxies, each of them with full power of substitution, to represent and vote the shares of the undersigned at the meeting to be held on June [ ], 2018, or any adjournments or postponements thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

The Proxy Statement is available at: [ ]